UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  NOVEMBER 24, 2003
                                                  _________________




                            ANGLOTAJIK MINERALS INC.
           __________________________________________________________
           (Exact name of small business as specified in its charter)



            NEVADA                       000-28481               86-0891931
________________________________________________________________________________
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)



          11400 WEST OLYMPIC BOULEVARD SUITE 200, LOS ANGELES, CA 90064
          _____________________________________________________________
                    (Address of principal executive offices)



                                 (310) 445-8819
                         _______________________________
                         (Registrant's telephone number)



                                  ICONET, INC.
          _____________________________________________________________
          (Former name or former address, if changed since last report)

ITEM 9  -  REGULATION FD DISCLOSURE


                              FOR IMMEDIATE RELEASE


                       ANGLOTAJIK MINERALS REQUEST GRANTED


Nov 24, 2003 Los Angeles, California.- Anglotajik Minerals, Inc. (OTC Bulletin Board AJKM). The company announces that Mr. Georges Al-Zein, Executive Director AngloTajik Minerals Inc, Dushanbe has been notified by Ministry of Industry officials, that the request to further explore and develop several mineral deposits within the country of Tajikistan has been granted . The Company anticipates receipt of the formal Letter of Protocol from the Minister of Industry to arrive within the next several days.

This official letter acknowledges and accepts the request from AngloTajik Minerals Inc., to finalize a formal agreement allowing the company to proceed with the further exploration and development of several mineral deposits identified in previous Government Ministry of Industry meetings, as deposits of significant interest.

These deposits are situated in the southeastern Pamir region of Tajikistan and lay within a 400 sq km area. The deposits will include but will not be limited to the Barch, Huf, Akjilga Rudokop and Ikar deposits. The company's decision to conclude a formal agreement with the Government of Tajikistan was due in part to an independent review of Soviet Government documentation identifying several years of Soviet exploration throughout this area.

An expedition identified as the Pamir Expedition, carried out exploration of several of these deposits over a 5 year period in the early to mid 1970's. Further examination of this area was again carried out in late 1997 by a North American geology engineering firm. Documentation provided has identified extensive exploration work on two deposit areas within this 400 sq km zone. Several reserve estimates have been identified but to date not verified under the current western measurement standards. These deposits indicate significant findings of Tungsten, Gold, Silver, Copper, Cobalt and Rare Earth.

The Company's immediate plans are to re-enter these deposits and re-establish the earlier findings under western mining measurement standards. Corporate operations have been established in Dushanbe, the capital of Tajikistan. As well, local qualified personnel have been employed. The company will continue to interview qualified local mining personnel to assist in this venture.

The company expects to conclude on a formal agreement within the next several weeks.

Anglotajik Minerals Inc., is a resource company, registered in the State of Nevada, focusing on the exploration and advancement of mineral assets in The Republic of Tajikistan.



                            ANGLOTAJIK MINERALS, INC
                             Telephone: 310-445-8819
                                Fax: 310-445-8800
                           E-Mail: info@anglotajik.com

THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS. READERS ARE
CAUTIONED THAT THE FORWARD-LOOKING STATEMENTS ARE INHERENTLY UNCERTAIN, INCLUDING STATEMENTS RELATED TO POSSIBLE OPPORTUNITIES FOR STRATEGIC GROWTH AND OTHER STATEMENTS THAT ARE NOT STATEMENTS OF HISTORICAL FACT OR THAT ARE BASED ON MANAGEMENT'S ESTIMATES, ASSUMPTIONS, PROJECTIONS OR BELIEFS. THE FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE ARE SUBJECT TO VARIOUS RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ANGLOTAJIK MINERALS ACTUAL RESULTS OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN OR IMPLIED BY FORWARD LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS, OPINIONS AND EXPECTATIONS OF ANGLOTAJIK MINERALS MANAGEMENT AT THE TIME THEY ARE MADE, AND ANGLOTAJIK MINERALS DOES NOT ASSUME ANY OBLIGATION TO UPDATE ITS FORWARD-LOOKING STATEMENTS IF THOSE BELIEFS, OPINIONS OR EXPECTATIONS, OR OTHER CIRCUMSTANCES, SHOULD CHANGE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS.





                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                ANGLOTAJIK MINERALS, INC.


Dated:  November 25, 2003                       /s/ MATTHEW MARKIN
                                                ___________________________
                                                    Matthew Markin
                                                    President, CEO